UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of principal executive offices, including zip code)

(281) 589-5200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
The information set forth in Item 2.01 is incorporated by reference into this Item 1.01.
Item 2.01. Completion of Acquisition or Disposition of Assets
As previously disclosed, on August 3, 2021, Callon Petroleum Company (“Callon” or the “Company”) and Callon Petroleum Operating Company (“CPOC”), Callon’s wholly owned subsidiary, entered into purchase and sale agreements with Primexx Resource Development, LLC (“Primexx”) and BPP Acquisition, LLC (“BPP”), for the purchase of certain producing oil and gas properties, undeveloped acreage and associated infrastructure assets in the Delaware Basin (collectively, the “Peak Acquisition”).
On October 1, 2021, the Company and CPOC completed the Peak Acquisition for a purchase price of approximately (i) $362.2 million in cash and 6.42 million shares of Company common stock as total consideration for assets acquired from Primexx and (ii) $91.5 million in cash and 2.42 million shares of Company common stock as total consideration for assets acquired from BPP. The purchase and sale agreements with Primexx and BPP provide for customary adjustments to the purchase price based on an effective date of July 1, 2021.
Item 7.01. Regulation FD
On October 5, 2021, the Company issued a press release, attached as Exhibit 99.1, announcing the acquisition described in this Report. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits
(a)Financial Statements of Business Acquired
The Company will file the financial statements required by Item 9.01 (a) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.
(b)Pro Forma Financial Information
The Company will file the pro forma financial information required by Item 9.01 (b) of Form 8-K by an amendment to this Current Report on Form 8-K no later than 71 days from the date this Current Report on Form 8-K is required to be filed.
(d) Exhibits

Exhibit Number	Description

99.1	Press release dated October 5, 2021 announcing the closing of the Peak Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

October 5, 2021	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer